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EXHIBIT 3

CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

        We consent to the incorporation by reference in this Annual Report (Form 40-F) of Noranda Inc. of our report dated February 10, 2003 (except for note 20 which is as of March 4, 2003) with respect to the consolidated financial statements of Noranda Inc. incorporated by reference therein.

Toronto, Canada, March 4, 2003	/s/ ERNST & YOUNG LLP Chartered Accountants

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EXHIBIT 3
CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS